Exhibit 10.26

Guaranty and Suretyship Agreement

THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Guaranty”) is made and entered into as of this 15th day of January, 2013, by EPAM SYSTEMS, LLC, a New Jersey limited liability company and VESTED DEVELOPMENT, INC., a Delaware corporation (each, the “Guarantor” and, collectively, the “Guarantors”), with an address at 41 University Drive, Suite 202, Newton, PA 18940, in consideration of the extension of credit by PNC BANK, NATIONAL ASSOCIATION (the “Bank”), with an address at Two Tower Center Boulevard, East Brunswick, NJ 08816, to EPAM SYSTEMS, INC., a Delaware corporation (the “Borrower”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Terms capitalized herein but not defined herein shall have the meaning given to such terms in the Credit Agreement between EPAM Systems, Inc. and Bank dated as of the date hereof (as amended, restated or otherwise modified, the “Credit Agreement”).

1. Guaranty of Guarantied Obligations. The Guarantors hereby jointly, severally, irrevocably and unconditionally guarantee, and become surety for, the prompt payment and performance of all Obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (collectively, the “Guarantied Obligations”). If the Borrower defaults under any such Guarantied Obligations, the Guarantors will pay the amount due to the Bank.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and the Bank shall not be required or obligated, as a condition of the Guarantors’ liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Guarantied Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Guarantied Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty or it has terminated in accordance with its terms. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Guarantied Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release

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by the Bank of any other party, or any other guaranty or any security held by it for any of the Guarantied Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Guarantied Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Guarantied Obligations or any part thereof or any security or other guaranty thereof. The Guarantors’ obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off recoupment, deduction or defense based upon any claim the Guarantors may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Guarantied Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank’s failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantors waive all defenses based on suretyship or impairment of collateral.

The Bank at any time and from time to time, without notice to or the consent of the Guarantors, and without impairing or releasing, discharging or modifying the Guarantors’ liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Guarantied Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Guarantied Obligations, any other guaranties, or any security for any Guarantied Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Guarantied Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantors, with respect to any Guarantied Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Guarantied Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantors will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantors in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Financial Statements. If requested in writing by the Bank prior to the payment in full of all of the Guarantied Obligations, and without duplication of any financial information delivered under the Credit Agreement, the Guarantors will promptly submit to the Bank such information relating to the Guarantors’ affairs (including but not limited to annual financial statements and tax returns for the Guarantors) or any security for the Guaranty as the Bank may reasonably request.

5. Enforceability of Guarantied Obligations. No modification, limitation or discharge of the Guarantied Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantors’ liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantors to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantors waive all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

The Guarantors expressly waive the effect of any statute of limitations or other limitations on any actions under this Guaranty.

6. Events of Default. The happening of any Event of Default (or if there is no defined set of “Events of Default” therein, the occurrence of a default past any applicable grace and/or cure periods thereunder) as defined in any of the Secured Obligations shall be an “Event of Default” hereunder. Upon the occurrence of any Event of Default, (a) the Guarantors shall pay to the Bank the amount of the Guarantied Obligations; or (b) on demand of the Bank, the Guarantors shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Guarantied Obligations, and the Bank may at any time use such funds to repay the Guarantied Obligations; or (c) the Bank in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantors’ money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantors’ obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantors hereby grant Bank a security interest in, and hereby assign, convey, deliver, pledge and transfer to the Bank all of the Guarantors’ right, title and interest in and to, all of the Guarantors’ deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantors. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. Collateral. This Guaranty is secured by the property described in any collateral security documents which the Guarantors execute and deliver to the Bank and by such other collateral as previously may have been or may in the future be granted to the Bank to secure any Guarantied Obligations of the Guarantors to the Bank.

9. Costs. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Guarantied Obligations or this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guarantied Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Guarantied Obligations).

10. Postponement of Subrogation. Until the Guarantied Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantors postpone and subordinate in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantors may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Guarantied Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower’s assets.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantors may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to addresses for the Bank and the Guarantors as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

12. Preservation of Rights. No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantors or any other obligor of, or any collateral securing, the Guarantied Obligations.

13. Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantors from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Guaranty for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Guarantors (which notice may be given by electronic mail). No notice to or demand on the Guarantors will entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantors and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantors to the Bank.

16. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantors and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantors may not assign this Guaranty in whole or in part without the Bank’s prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

17. Interpretation. In this Guaranty, unless the Bank and the Guarantors otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantors, the obligations of such persons or entities will be joint and several.

18. Anti-Money Laundering/International Trade Law Compliance. The Guarantors represent and warrant to the Bank, as of the date of this Guaranty, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any loan, and at all times any Guarantied Obligations exist that: (A) no Guarantors (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (B) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country; and (C) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein: “Compliance Authority” means each and all of the (a) U.S. Department of the Treasury’s Office of Foreign Asset Control; (b) U.S. Treasury Department/Financial Crimes Enforcement Network; (c) U.S. State Department/Directorate of Defense Trade Controls; (d) U.S. Commerce Department/Bureau of Industry and Security; (e) U.S. Internal Revenue Service; (f) U.S. Justice Department; and (g) U.S. Securities and Exchange Commission. “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority. “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

19. Indemnity. The Guarantors agree to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantors), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantors, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder. The Guarantors may participate at its expense in the defense of any such claim.

20. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated above is located. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTORS DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK’S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantors hereby irrevocably consent to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantors individually, against any security or against any property of the Guarantors within any other county, state or other foreign or domestic jurisdiction. The Guarantors acknowledge and agree that the venue provided above is the most convenient forum for both the Bank and the Guarantors. The Guarantors waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21. Equal Credit Opportunity Act. If the Guarantors are not an “applicants for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantors acknowledge that (i) this Guaranty has been executed to provide credit support for the Guarantied Obligations, and (ii) the Guarantors were not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

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23. WAIVER OF JURY TRIAL. THE GUARANTORS IRREVOCABLY WAIVE ANY AND ALL RIGHT THE GUARANTORS MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTORS ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Guarantors acknowledge that each of them has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

ATTEST:	EPAM SYSTEMS, LLC, a New Jersey limited liability company

By:
(SEAL)
Print Name:	Print Name:

Title:	Title:

ATTEST:	VESTED DEVELOPMENT, INC., a Delaware corporation

By:
(SEAL)
Print Name:	Print Name:

Title:	Title: